Investor Presentation Updated: January 2023 Exhibit 99.1

Legal Disclosure Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements as to expected future financial and operating results. These forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “project,” “forecast,” “expect,” “believe,” “should,” “could,” “would,” “plan,” “may,” “intend,” “prospect,” “goal,” “will,” “predict,” or “potential” or other similar words or variations thereof. These statements are based on the current beliefs and expectations of the management of American Woodmark and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed in this presentation. These risks and uncertainties are detailed in certain of American Woodmark’s filings with the Securities and Exchange Commission (“SEC”), including in its Annual Report on Form 10-K for the year ended April 30, 2022 under the heading “Risk Factors” and in its Quarterly Report on Form 10-Q for the period ended October 31, 2022 under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements.” These reports, as well as the other documents filed by American Woodmark with the SEC, are available free of charge at the SEC’s website at www.sec.gov. The statements made in this presentation, including with respect to any projected financial and operating results, are based on information available to management as of the first day of the month set forth on the cover of this presentation and American Woodmark undertakes no obligation to update any such statements to reflect developments after such date. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Net Leverage, and Free Cash Flow. These measures are intended to serve as a supplement to, and not a substitute for, the most comparable GAAP measures. For reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures, please see Appendix A to this presentation.

Table of Contents American Woodmark at a Glance 5 Long-Term Strategy 12 Competitive Advantages 20 Financial Overview 28

Key Messages: Why Invest With Us? Value-Oriented Portfolio And Operational Excellence Mindset Provides Resilience And Strong Cash Generation 3 2 5 4 1 Our culture and connections deliver profitability through our Growth, Digital Transformation and Platform Design (“GDP”) strategy Superior Service Platform is a key competitive advantage ingrained in our growth strategy Proven model expected to deliver strong Free Cash Flow (“FCF”) through the cycle and support our disciplined capital allocation strategy Operational Excellence drives continuous improvement throughout our organization Leveraging market leadership in resilient value segment of the U.S. cabinet market to drive deeper channel penetration

American Woodmark: At a Glance

American Woodmark is a **U.S. based pure play cabinet manufacturer** highly focused on the **resilient value segment** of the U.S. market

From **inspiration to design and installation**, we strive for **simplification** and the **highest level of service** in the industry

Cabinetmaker of choice for homeowners, builders, designers, dealers, distributors, and retailers

Key Company Facts

Winchester, VA
Headquarters

~10,000
Team Members

~$2.1 billion[1]
Total Revenue

19[2]
Manufacturing and Distribution Facilities

8
Service Centers


HyFlex

Founded in 1951, We Have Remained Highly Focused on Growing Our Core Cabinet Business and Serving Our Customers

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[1] LTM as of 10/31/22; [2] 15 Locations in US, 4 in Mexico includes the announced future expansion of a manufacturing facility in Monterrey, Mexico

Our Purpose Driven Culture Sustains Our Competitive Advantage Our CITE principles: Customer Satisfaction Integrity Teamwork Excellence Uncover and celebrate the unique potential in every individual: Community Connections Customer Experience Interconnected Individuals Disruptive Innovation Systems Thinking Our Communities, Employees, Designers and Customers Inspire Our Culture and Set Us Apart Create value through people: Provide kitchens and baths of pride for the American family Reward shareholders and our employees Contribute to our society Values Mission Vision

Strong leadership with decades of experience and industry expertise Our Leadership Team Mark Vierling Vice President & Chief Supply Chain Officer Paul Joachimczyk Senior Vice President & Chief Financial Officer Rob Adams Senior Vice President, Manufacturing & Technical Operations Scott Culbreth President & Chief Executive Officer Joel Charlton Vice President & General Manager, New Construction Dwayne Medlin Vice President, Remodel Sales Bill Waszak Vice President & Chief Information Officer Kim Coldiron Vice President & Chief Human Resources Officer

Steady Evolution Has Strengthened Our Scale And Market Position



Raygold Industries is founded by Long Island dentist Alvin Goldhush to create cabinets for his dentistry business
Raygold Industries grows sales to $6M and is acquired by Boise Cascade
The birth of American Woodmark results from a leveraged buyout by four Boise Cascade executives with 1,100 team members and three manufacturing facilities
Formation of relationships with Home Depot and Lowe's precedes the company's IPO in 1986, laying groundwork for our growth into a cabinet manufacturer of choice for consumers
A vision emerges to refine our channel strategy by launching the Timberlake Brand for the new construction market
TIMBERLAKE
CABINETRY
Launch operational transformation to navigate 2008 downturn to gain share and emerge a stronger company
Waypoint marks entry into the specialty Kitchen and Bath dealer channel waypoint
living spaces
Acquisition of RSI solidified position in opening price point Made-to-Stock kitchen cabinets while paving the way for Origins launch in new construction; pairing RSI's low-cost production process with AMWD's logistics and service capabilities
$65M investment in manufacturing capabilities in Monterrey, Mexico and Hamlet, North Carolina to expand and optimize Made-to-stock kitchen and bath capacity
LTM Net Sales: $2,066M[1]
1951
1971
1980
1986
1989
2008
2010
2017
2022

American Woodmark

$ Sales Growth; [1] LTM Sales as of 10/31/22

8

Tailwinds From Demographic Shifts and Undersupplied Housing Support Higher Levels of Future Residential Investment

U.S. Population Age 41-56

~65 million (Gen X)[1]

- Move up buyers; drives investment in remodeling
- Significant home equity supports higher levels of remodel activity
- Higher housing turnover and increasing mobility

U.S. Population Age 25-40

~72 million (Millennials)[1]

- Seven million more people compared to Gen X are entering prime household formation years
- Remote work/mobility increases migration to affordable housing markets
- Increasing disposable incomes

Demographics and past underinvestment, combined with mobility and migration trends, provide strong multi-year tailwinds for the U.S. housing market over the next decade

Annual U.S. Housing Starts (thousands)[1]



~15 years of underbuilding points to years of above trend demand
2,500
2,000
1,500
1,000
500
0
50-year Average
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

American Woodmark

[1] U.S. Census Bureau

9

Aging U.S. Housing Stock Is An Important Repair & Remodeling Leading Indicator Increasing Age in Years of U.S. Housing Stock: 2009 vs 20191 Historically Stable Growth in U.S. Repair & Remodel (R&R) Expenditures ($B)2,3 27-year CAGR of ~5% Past Underinvestment: Homes under 9 years old fell to just 7% of total stock in 2019, down from 15% in 2006 due to ~15 years of below-trend new construction Pent up Demand: Median age of a U.S. home is approximately 40 years old, up from a median age of 31 years in 2005 Historically Resilient: Excluding the 2006-2009 financial crisis, the largest calendar year decline in R&R demand since 1996 was just (2.3%) in 2002 Aging U.S. Housing Stock & Declining New Home Affordability Supports Strong Multi-Year Repair & Remodel Demand 1 NAHB; 2 Harvard JCHS; 32023E is an estimate based on Harvard JCHS projections as of January 19, 2023

Long Term Target Building On a Solid Foundation to Accelerate Adjusted EBITDA1 Growth  Efficiently aligning our scaled platform with a favorable long-term growth outlook by providing quality solutions and executing our “GDP” strategy Targeting growth in excess of market as we execute against our strategy Growth Digital Transformation Platform Design Where We’ve Been Where We Are 1 See Appendix A for a reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure and for a definition of “Adjusted EBITDA.”; 2 Acquisition of RSI Home Products, Inc. closed on December 29th, 2017. 3LTM as of October 31st, 2022 4Note the FY2028 projected Adjusted EBITDA number presented above reflects the current expectations and beliefs of management. See additional disclosures footnote 1 on slide 33 for further information

Long-term Strategy: “GDP”

“GDP”: Our Economic Engine To Drive Growth & Margin Expansion Our “GDP” Strategy is the lens we view long-term decision-making through, enabling growth and profitability through the cycle Growth Digital Transformation Platform Design Product Innovation Targeted launches of opening price point brands into new markets Relevancy across Made-to-Stock, Made-to-Order (MTO), Framed, Frameless categories Channel Initiatives Dealer/Distributor penetration E-commerce expansion One American Woodmark Investments in technology infrastructure to operate as one company Faster marketing cycles Driving Deeper Channel Penetration E-commerce expanding with improved product offerings, content, and experience Accelerate customer conversion with easy-to-use design and shopping tools Customer Experience (CX) Kitchen and Bath Center of Excellence Delivery, quality, response rate Operational Excellence (OPEX) Design For Manufacturing & Assembly (DFMA), materials, logistics, and labor savings Drive production and efficiency through a balanced manufacturing footprint Automation Reduce labor costs and waste Improve lead times and quality Make our employee’s jobs easier

Our Initiatives Are Focused on Delivering Growth in Excess of Our Underlying Market Growth Rate Growth: Maximize Our Market Opportunity Through Key Initiatives Key Growth Drivers Expand Channel Opportunities Simple Trends brand to compete with low-cost imports Growth opportunity in Dealer/Distributor channel E-commerce and Digital Marketing to expand customer purchase options and reduce time-to-purchase decision Accelerating growth through product innovation and relevant offerings Building on nearly 30% of Made-to-Order (MTO) sales from products introduced in the last three years Monterrey, Mexico and Hamlet, North Carolina expansions to strengthen Made-to-Stock product line and improve our economics Product Innovation and Capacity Investments Highly Fragmented Market Opportunity Over 50% of the market is highly fragmented, less capitalized local and regional manufacturers or import products Kitchen & Bath Cabinet Industry1 1 Management internal estimates

Case Study: Adapting Our Offerings To Add Value And Accelerate Growth Achieved goal of lowering costs and improving affordability, especially for growing first time homebuyer market Origins is our fastest growing brand three years in a row Outcome Gain share with Origins brand and expand offerings across the homebuilding market Efficient logistics & service footprint built around single-family building density allows for a turnkey solution Meet a growing builder need for opening price point homes with on-trend offerings American Woodmark Solution Builder Channel Opportunity Builders increasingly look to suppliers to find ways to improve new home affordability Demographic shifts drive more first-time home buyers further accelerating the need for value-oriented options

Digital Transformation: Customer Experience and Drive Efficiencies   Strengthening Our Competitive Advantage and Profitability by Leveraging Digital Capabilities Increase Consumer Centric Approach to Digital Marketing Enterprise Resource Planning and Customer Relationship Management systems to help realize efficiency gains Better leverage information across the organization Unify offerings and capabilities under a single platform Sophisticated data analysis to track customer lifecycle and service needs Better align internal capacity across teams Unlock Efficiencies Through One American Woodmark Expand engagement through robust digital marketing campaign Accommodate online consumer preferences Lead generation E-commerce tools to increase business reach Invest in Dealer/Distributor online platform to improve customer experience (CX)

Digital Transformation Case Study: Digital Marketing Platform We bring a digital brand presence with a nationwide marketing toolkit to help consumers connect with local dealers Through a dealer locator and contact application, customers seamlessly connect with a Waypoint Living Spaces retail location A common platform creates shared visibility Waypoint representatives can provide support across the purchase journey American Woodmark Solution Digital Lead Generation Kitchen & Bath retailers in the dealer channel are key growth drivers with billions in cabinetry sales Local retailers often rely on advertising methods with limited reach due to budget constraints Pilot program delivered leads to >30% of participating strategic partners 40% of leads now result in a service transaction Outcome

Platform Design: Leverage Complexity Reduction and Operational Excellence to Drive Margin Improvement

Complexity Reduction and Customer Experience

- Localize capacity needs and position near skilled labor
- Establish both Kitchen & Bath Manufacturing Centers of Excellence
- Facility enhancements to improve reliability and service
- Improve customer experience and lower costs by expanding DFMA:
  - Improve throughput
  - Shorten lead times
  - Optimal inventory management

Operational Excellence and Systems Thinking

- Increase use of high-quality substitute materials
- Procurement strategy to drive global sourcing synergies
- Logistics and delivery network initiatives; expand Final Mile Network
- Invest $75 million in automation over next five years
- Optimize technology to lower capital requirements and improve processes
- Focus on product performance, appearance, and reducing defects

Significant Opportunity For Margin Expansion



Target ~200bps of Adjusted EBITDA Margin Improvement by FY28[1]

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[1] Note the expected increase of Adjusted EBITDA Margin Improvement presented above reflects the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of Adjusted EBITDA Margin to the most comparable GAAP financial measure and for a definition of "Adjusted EBITDA Margin."

Creating Manufacturing Centers of Excellence to Meet Growing Demand Highlights: Strategically located components capacity Strengthens Made-to-Stock Kitchen & Bath supply chain Labor availability and talent pool enhancements Lowers average cost of production across our footprint Lead time and logistics optimization Highlights: Creates a new Bath Manufacturing Center of Excellence in Hamlet, NC Consolidates Kitchen Manufacturing Center of Excellence in Lincolnton, NC Address growth opportunities and improve throughput Improve service to the largest U.S. repair and remodel market Strengthens our supply chain and modernize assets Expansion of Made-to-Stock Manufacturing Operations to Better Serve Large East Coast Market Expansion of Hamlet, NC Facility Expected Completion: Mid FY24 Greenfield Monterrey, MX Facility Expected Completion: Year-end FY24

Competitive Advantages

How We Win: By Providing a Superior Customer Experience Across Our Targeted Product Offerings with a Focus on Value Objective Strategic Rationale Market Be the preeminent kitchen and bath cabinet value player that serves all market channels Product Innovation focus on a relevant, lean, value-oriented product offering for kitchen and bath Channels & Customers Win in the value segment by selling through Home Centers, National Builders, Independent Dealers and Distributors and E-commerce Customer Experience Create differentiated, relevant value by offering end to end engagement, leveraging technology and connections across touchpoints, and offering efficient turnkey solutions Value segment represents 60% of the market, and our product offering addresses 80% of the segment1 Longstanding customer relationships serving the value segment while large competitors focus elsewhere Serve the largest segment of the market with strong growth rates Manufacturing know-how and platform is structured to win in this segment Achieve above market growth through deeper channel penetration Create a more diversified, and balanced portfolio Create sustainable differentiation through relevant product and service solutions Higher customer satisfaction presents opportunity to capture pricing See additional disclosures, footnote 1 on slide 33 for further information.

U.S. Centric Revenue Profile with Significant Scale and Operational Capabilities in Key Growth Regions Invested Presence in Attractive Regions of Opportunity, with Efficient, Low-Cost Manufacturing Across U.S. and Mexico Proximity to customers enhances our service capabilities and improves overall speed and customer experience Strategically located manufacturing facilities is a critical cost and logistics differentiator Manufacturing presence efficiently serves large East Coast market and faster growing Sunbelt and Southwest regions of the U.S. Corporate Headquarters 18 Manufacturing & Distribution Facilities 8 Primary Service Centers 1 Announced Future Manufacturing Facility

Positioned to Capture Outsized Growth Towards Affordable Offerings

New Construction[1]	Home Center[1]	Dealer/Distributor[1]	E-commerce[1]
Market Size $5.1 B	Market Size $4.1 B	Market Size $9.0 B	Market Size ~$1.3 B
20%	27%	2%	7%

Approximate American Woodmark Market Share[2] | Cabinet Market Channel

Total Domestic Market of ~$18.2B[1] With Growing Emphasis On E-commerce Across Our Core Market Channels

New Construction

- Direct-to-Builder sales model offers turnkey solutions
- Target first time buyers and mid-level housing
- Simplified selection process with ongoing service and engagement

Home Center

- Repair & Remodel historically shown stable mid-single-digit growth
- Leveraging national retail footprint
- Deepening relationships with Pro customers
- Improving customer experience and omnichannel strategy

Dealer/Distributor

- Estimate ~$1.8B[1] in addressable dealer/distributor market opportunity
- Partner with trusted vendors and expand access to value brands
- Increasing product categories to meet customer needs
- Expand geographically

E-commerce

- E-commerce opportunities increasing within all core market channels
- Better meet changing customer preferences
- Targeting ~3x LTM[2] E-commerce sales by FY28

Our Value Focus Allows Us to Win With our Customers and Capture New Market Opportunities

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[1] See additional disclosures, footnote [2], [3] on slide 33 for further information. [2]LTM as of 10/31/22.

Market Shifting to Value Offering Plays into Our Core Competency



High
Price
Low
Custom
Semi-Custom
Wide range of personalization options
Made-to-Order
Wide range of door styles and colors with limited personalization options
Made-to-Stock
Off the shelf, ready to install cabinets with limited door styles and colors
American Woodmark Focus Area Represents ~60% of the ~$18B Market,[1] which Provides Significant Opportunity To Grow Sales From ~$2.1B[2] Today
Content and Platform Complexity
High

Made-to-Stock

- Provide less cyclical growth with affordable, high-quality products
- Lean, on trend, and relevant offerings help drive operational excellence and supply chain optimization

Made-to-Order

- Meeting customers with value-added products made on a case-by-case basis
- MTO products help capture later cycle upside

American Woodmark

[1] See additional disclosures, footnote [2] on slide 33 for further information. [2] LTM as of October 31, 2022

24

40+ year relationships Relationships with 19 of top 20 builders ~1,800+ customers Our Leading Brands Reinforce Long-Term Customer Relationships and Allow Us To Capitalize On Emerging Trends Leading Brands Builders Home Centers Dealer/Distributor

Case Study: Superior Service Platform Builders experience increased accuracy with Timberlake, removing over 300,000 service tasks every year Our unique model to support the Top National Home Builders has helped grow share by more than 50% over the last ten years Outcome Streamlined Quote-to-Order system simplifies the kitchen ordering process Provide software package to eliminate manual work, reducing error rates and cycle times Timberlake Connect reports issues and completes tasks with real-time tracking and communication American Woodmark Solution Builder Channel Opportunity Builders seek to provide superior service to maximize positive customer experiences from purchase decision to install Cabinetry is one of the most essential parts of the home, and one of the most complicated aspects to plan

Commitment to Sustainability Supports Our People and Our Brand   Three Main Focus Areas Guide Our Path to Sustainability 2030 Our Team Members Leveraging Our Greatest Resource Elevate already impressive safety record and provide sustainability training Employee Health and Safety Goal to further improve upon our five-year recordable incident rate which is already superior to our industry average Sustainability Education Provide sustainability training for team members Carbon Footprint Deploying Innovation to Reduce Emissions and Fuel Consumption Increase use of Smartway-approved carriers and improve the efficiency of our vehicles for sales and service functions Fleet Innovation We have reached ~70% Smartway carrier usage for over-the-road (OTR) shipments out of our 2030 goal of 100% Renewable Energy We plan to continue to obtain an increasing amount of energy from renewable sources The Planet Reducing Waste and Assuring a Responsible Supply Chain Enhance our Supplier Code of Conduct and reduce our landfill waste through useful outlets for our byproducts Sustainable Forests We have improved our Supplier Code of Conduct to target suppliers who use the best land management and sustainable forestry practices Waste Elimination We currently recycle much of our waste with a goal to minimize landfill usage

Financial Overview

Leveraging Our Strategy And Long-Term Housing Tailwinds To Drive Double-Digit Adjusted EBITDA And FCF Growth

4-5%
FY28 Five Year CAGR



~$2,600
$2,066
LTM
FY28

~10-11%
FY28 Five Year CAGR



>$350
$199
LTM
FY28

~20%
FY28 Five Year CAGR



>$150
$55
LTM
FY28

Net Sales ($M)[1,2]

Revenue Enablers:
Active growth programs, new products, E-commerce, Dealer/Distributor penetration, multi-year housing tailwinds

Adjusted EBITDA[1,2] ($M)

Adjusted EBITDA Enablers:
Platform investments, supply chain initiatives, digital transformation, operating leverage

Free Cash Flow[1,2] ($M)

FCF Enablers:
Share gains, productivity investments, working capital management

Focused on Above-Market Revenue Growth, FCF Generation, and Returning Long Range Adj. EBITDA Margins[1] to ~14-15%

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[1] Note the FY2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of each non-GAAP number to the most comparable GAAP financial measure and for definitions of "Adjusted EBITDA", and "Free Cash Flow".; [2]LTM Figures are as of 10/31/2022

Powerful Cash Engine Supports Our Capital Deployment Priorities And Fuels Our Strategy

Free Cash Flow[1] ($M)



$167
$403
$510
FY13 - FY17
FY18 - FY22
FY24 - FY28E

- Delivered ~$570M in cumulative FCF from FY13 – FY22
- Target: >$500M of cumulative FCF from FY24 - FY28 while also investing for growth
- Target: FY28 FCF >$150 million

Capital Allocation Priorities

Next 5 Years Est. Capital Deployment >$1.0B



Significant optionality with a focus on target leverage <2.0x and buybacks
Growth Capex
Maintenance Capex

- Capital allocation priorities are reinvesting for growth, debt paydown, and returning excess cash to shareholders via buybacks
- ~75% of Capex earmarked for growth through FY28, providing substantial flexibility
- Target: ~$500M in investments in our GDP initiatives through FY28

Strong Balance Sheet

Net Debt/Adj. EBITDA[1]



4.2x
2.6x
2.1x
1.9x
3.5x
2.8x
2.2x
Target leverage:
<2.0x
FY18
FY19
FY20
FY21
FY22
FY 1Q'23
FY 2Q'23

- Executed on rapid deleveraging since FY22 resulting in a 1.3x reduction in leverage through fiscal 2Q'23
- Current fixed rate debt comprises >40% of total debt at below market rates through FY25
- Target leverage: Achieve and maintain Net Debt / Adj. EBITDA below ~2.0x through the cycle

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[1] Note the FY 2024 through FY 2028 projected financial numbers presented above reflect the current expectations and beliefs of management. See additional disclosures, footnote 1 on slide 33 for further information, Appendix A for a reconciliation of each non-GAAP number to the most comparable GAAP financial measure and for definitions of "Adjusted EBITDA" and "Free Cash Flow".

Key Takeaways Unwavering Commitment to a Value-Oriented Approach and Operational Excellence Provides Resilience Through the Cycle 1 2 3 4 5 Investments in supply chain, production capabilities, and digital build upon our strong foundation for expected profitable growth A track record of attractive growth with long-term industry tailwinds and strong market position in our core value segment Expect significant cash flow and strong cash conversion driven by operational excellence and resilient product mix Disciplined capital allocation with a continuous focus on driving efficiencies A compelling investment opportunity with a purpose driven culture and clearly defined “GDP” strategy

Appendix

Additional Disclosures 1 The projections herein are based on a number of assumptions and estimates that are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond our control. See page 2 of this presentation for a discussion of the risks and uncertainties that could cause actual results to differ materially from those expressed in this presentation. 2 The information presented on this slide with respect to the overall US cabinet market and the size of the New Construction, Home Center & Retail and Dealer/Distributor markets represents internal management estimates. These estimates are based on management’s knowledge and experience in these markets and are informed by certain internal surveys, market research, industry publications and surveys and additional sources. Although management believes these estimates are reliable, they may prove to be inaccurate due to the method by which we obtained some of the data for these estimates or because of the inability to verify such data with certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in data gathering. These estimates and any internal surveys informing such estimates have not been independently verified. For these reasons, investors should not place undue reliance on the market information presented. Total market size is estimated by company management at $18.2 billion. Current addressable market opportunity within Dealer/Distributor channels is estimated at ~$1.8B based on internal management estimates. This data is as of Calendar year 2022.   3 Estimate for e-commerce market is inclusive of all e-commerce within New Construction, Home Center, Dealer/Distributor market channels.

Appendix A Adjusted EBITDA, and Adjusted EBITDA margin Definition We use EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin in evaluating the performance of our business, and we use each in the preparation of our annual operating budgets and as indicators of business performance and profitability. We believe EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin allow us to readily view operating trends, perform analytical comparisons and identify strategies to improve operating performance. We define Adjusted EBITDA as net income adjusted to exclude (1) income tax expense, (2) interest expense, net, (3) depreciation and amortization expense, (4) amortization of customer relationship intangibles, (5) expenses related to the acquisition of RSI Home Products, Inc. ("RSI acquisition") and the subsequent restructuring charges that the Company incurred related to the acquisition, (6) inventory step-up amortization, (7) non-recurring restructuring charges, (8) stock-based compensation expense, (9) gain/loss on asset disposals, (10) change in fair value of foreign exchange forward contracts, and (11) pension settlement charges. We believe Adjusted EBITDA, when presented in conjunction with comparable GAAP measures, is useful for investors because management uses Adjusted EBITDA in evaluating the performance of our business. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net sales.

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents

Adjusted EBITDA and Adjusted EBITDA Margin (in thousands)	Year ended April 30, 2013	Year ended April 30, 2018	Year ended April 30, 2019	Year ended April 30, 2020	Year ended April 30, 2021	Year ended April 30, 2022	Twelve Months Ended July 31, 2022	Twelve Months Ended October 31, 2022
Net income (GAAP)	$ 9,758	$ 63,141	$ 83,688	$ 74,861	$ 61,193	$ (29,722)	$ (12,633)	$ 14,121
Add back:								
Income tax expense	6,982	31,619	27,200	25,687	19,500	(13,257)	(7,795)	1,605
Interest (income) expense, net	643	13,054	35,652	29,027	23,128	10,189	12,070	14,133
Depreciation and amortization expense	14,431	28,671	45,446	49,513	51,100	50,939	50,343	49,756
Amortization of customer relationship intangibles and trademarks	-	16,333	49,000	49,000	47,889	45,667	45,667	45,667
EBITDA (Non-GAAP)	$ 31,814	$ 152,818	$ 240,986	$ 228,088	$ 202,810	$ 63,816	$ 87,652	$ 125,282
Add back:								
Acquisition related expenses	-	12,902	4,118	221	174	80	80	80
Inventory step-up amortization	-	6,334	-	-	-	-	-	-
Non-recurring restructuring charges, net	270	-	-	-	5,848	183	(130)	(127)
Pension Settlement	-	-	-	-	-	68,473	68,234	68,228
Net loss on debt modification	-	-	(5,266)	-	13,792	-	-	-
Change in fair value of foreign exchange forward contracts	-	-	-	1,102	(1,102)	-	588	(750)
Stock-based compensation expense	3,509	3,097	3,040	3,989	4,598	4,708	5,166	5,704
Loss on asset disposal	(250)	615	1,973	2,629	384	697	759	759
Adjusted EBITDA (Non-GAAP)	$ 35,343	$ 175,766	$ 244,851	$ 236,029	$ 226,504	$ 137,957	$ 162,349	$ 199,176
Net Sales	$ 630,437	$ 1,250,274	$ 1,645,319	$ 1,650,333	$ 1,744,014	$ 1,857,186	$ 1,957,498	$ 2,065,834
Adjusted EBITDA margin (Non-GAAP)	5.6%	14.1%	14.9%	14.3%	13.0%	7.4%	8.3%	9.6%

A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin as projected is not provided because we do not forecast Net Income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net Income.

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Additional Definitions Free cash flow To better understand trends in our business, we believe that it is helpful to subtract amounts for capital expenditures consisting of cash payments for property, plant and equipment and cash payments for investments in displays from cash flows from continuing operations which is how we define free cash flow. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment. It also provides a measure of our ability to repay our debt obligations. Net leverage Net leverage is a performance measure that we believe provides investors a more complete understanding of our leverage position and borrowing capacity after factoring in cash and cash equivalents that eventually could be used to repay outstanding debt. We define net leverage as net debt (total debt less cash and cash equivalents) divided by the trailing 12 months Adjusted EBITDA. A reconciliation of these non-GAAP financial measures and the most directly comparable measures calculated and presented in accordance with GAAP are set forth on the following tables.

Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents Free Cash Flow (in thousands) 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Cash provided by operating activities $ 24,527 $ 40,535 $ 58,737 $ 71,778 $ 77,080 $ 86,775 $ 190,845 $ 177,542 $ 151,763 $ 24,445 Less: Capital expenditures 13,619 11,402 22,378 33,119 25,531 49,893 39,385 40,739 46,318 51,582 Free cash flow $ 10,908 $ 29,133 $ 36,359 $ 38,659 $ 51,549 $ 36,882 $ 151,460 $ 136,803 $ 105,445 $ (27,137) Free Cash Flow (in thousands) LTM 2028E 2024-2028E Cash provided by operating activities $ 90,047 $ 260,000 $ 1,000,000 Less: Capital expenditures 35,466 100,000 500,000 Free cash flow $ 54,581 $ 160,000 $ 500,000 Reconciliation of Adjusted Non-GAAP Financial Measures to the GAAP Equivalents Adjusted EBITDA and Adjusted EBITDA Margin (in thousands) Year ended April 30, 2013 Year ended April 30, 2018 Year ended April 30, 2019 Year ended April 30, 2020 Year ended April 30, 2021 Year ended April 30, 2022 Twelve Months Ended July 31, 2022 Twelve Months Ended October 31, 2022 Net income (GAAP) $9,758 $63,141 $83,688 $74,861 $61,193 $,-29,722 $,-12,633 $14,121 Add back: Income tax expense 6,982 31,619 27,200 25,687 19,500 ,-13,257 -7,795 1,605 Interest (income) expense, net 643 13,054 35,652 29,027 23,128 10,189 12,070 14,133 Depreciation and amortization expense 14,431 28,671 45,446 49,513 51,100 50,939 50,343 49,756 Amortization of customer relationship intangibles and trademarks 0 16,333 49,000 49,000 47,889 45,667 45,667 45,667 EBITDA (Non-GAAP) $31,814 $,152,818 $,240,986 $,228,088 $,202,810 $63,816 $87,652 $,125,282 Add back: Acquisition related expenses 0 12,902 4,118 221 174 80 80 80 Inventory step-up amortization 0 6,334 0 0 0 0 0 0 Non-recurring restructuring charges, net 270 0 0 0 5,848 183 -,130 -,127 Pension Settlement 0 0 0 0 0 68,473 68,234 68,228 Net loss on debt modification 0 0 -5,266 0 13,792 0 0 0 Change in fair value of foreign exchange forward contracts 0 0 0 1,102 -1,102 0 588 -,750 Stock-based compensation expense 3,509 3,097 3,040 3,989 4,598 4,708 5,166 5,704 Loss on asset disposal -,250 615 1,973 2,629 384 697 759 759 Adjusted EBITDA (Non-GAAP) $35,343 $,175,766 $,244,851 $,236,029 $,226,504 $,137,957 $,162,349 $,199,176 Net Sales $,630,437 $1,250,274 $1,645,319 $1,650,333 $1,744,014 $1,857,186 Adjusted EBITDA margin (Non-GAAP) 5.6% 0.14058198442901315 0.14881673401936038 0.14301901495031608 0.12987510421361295 7.4% As of April 30, 2018 As of April 30, 2019 As of April 30, 2020 As of April 30, 2021 As of April 30, 2022 As of July 31, 2022 As of October 31, 2022 Current maturities of long-term debt $4,143 $2,286 $2,216 $8,322 $2,264 $2,390 $2,466 Long-term debt, less current maturities ,809,897 ,689,205 ,594,921 ,513,450 ,506,732 ,486,436 ,486,181 Total Debt ,814,040 ,691,491 ,597,137 ,521,772 ,508,996 ,488,826 ,488,647 Less: cash and cash equivalents ,-78,410 ,-57,656 ,-97,059 ,-91,071 ,-22,325 ,-33,696 ,-44,834 Net debt $,735,630 $,633,835 $,500,078 $,430,701 $,486,671 $,455,130 $,443,813 Net leverage 4.1852804296621642 2.5886559581133017 2.1187142257942879 1.9015160880161057 3.5277006603506891 2.8034050101940879 2.2282453709282244 A reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin as projected is not provided because we do not forecast Net income as we cannot, without unreasonable effort, estimate or predict with certainty various components of Net income.